UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2013

Energy XXI (Bermuda) Limited

(Exact name of registrant as specified in its charter)

BERMUDA	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM

1179, Hamilton HM EX, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 8.01 of this report is incorporated by reference into this Item 5.02.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 5, 2013, Energy XXI (Bermuda) Limited (the “Company”) held its 2013 Annual General Meeting of Shareholders (the “Annual Meeting”). As of the close of business on September 23, 2013, the record date for the Annual Meeting, 75,800,536 shares of the Company’s common shares, par value $0.005 per share (“Common Shares”), were issued and outstanding and entitled to vote at the Annual Meeting, of which 70,085,811 (approximately 92%) were present in person or by proxy. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on October 7, 2013. The final results for the votes regarding each proposal are set forth below.

PROPOSAL NO. 1: ELECTION OF CLASS II DIRECTORS

The Company’s shareholders voted to re-elect each of the following persons as Class II directors to serve for a three-year term expiring at the 2016 Annual General Meeting of Shareholders or until their successors are duly elected and qualified. The voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes

Cornelius Dupré II	57,533,880	5,859,678	6,692,253

Kevin Flannery	62,951,051	442,507	6,692,253

PROPOSAL NO. 2: APPROVAL OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDITORS’ REMUNERATION

The Company’s shareholders voted to ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014 and authorized the Audit Committee of the Board to set the auditors’ remuneration for the fiscal year ending June 30, 2014:

Votes For	Votes Against	Abstain

69,471,943	579,055	34,813

Item 8.01. Other Events.

On November 5, 2013, David M. Dunwoody retired as a director of the Company. Mr. Dunwoody’s departure was not as a result of any disagreement with the Company regarding any matter related to its operations, policies or practices.

Following the Annual Meeting, the Company’s board of directors (the “Board”) assigned members of the Board to the following committees:

Audit Committee	Nomination Committee	Remuneration Committee
Bill Colvin (Chairman)	Hill Feinberg (Chairman)	Cornelius Dupré II (Chairman)
Paul Davison	Bill Colvin	Paul Davison
Kevin Flannery	Cornelius Dupré II	Hill Feinberg
Kevin Flannery

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI (Bermuda) Limited
By:	/s/ David West Griffin
Name:	David West Griffin
Title:	Chief Financial Officer

Date: November 5, 2013